Exhibit 10.49

FIRST AMENDMENT OF
PURCHASE AND SALE CONTRACT

            THIS FIRST AMENDMENT OF PURCHASE AND SALE CONTRACT(this “Amendment”) is entered into effective as of the 26th  day of November, 2008 (the “Effective Date”), by and betweenCONSOLIDATED CAPITAL GROWTH FUND, a California limited partnership, having an address at c/o AIMCO, 4582 South Ulster Street Parkway, Suite 1100, Denver, Colorado 80237 (“Seller”), and THE EMBASSY GROUP LLC, a New York limited liability company, having a principal address at 3 College Road, Suite 203, Airmont, New York 10952 (“Purchaser”).

RECITALS

A.        Seller and Purchaser entered into that certain Purchase and Sale Contract, dated as of October 28, 2008 (the “Contract”), regarding real property located in Wake County, North Carolina and more particularly described in the Contract.

B.         Seller and Purchaser desire to make modifications to the Contract subject to the terms and conditions described below.

C.        All capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed to them in the Contract.

NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Seller and Purchaser agree as follows:

agreements

1.                  Purchase Price and Deposit.  Section 2.2 of the Contract is hereby deleted in its entirety and the following is substituted in lieu thereof:

“Section 2.2. Purchase Price and Deposit. The total purchase price (“Purchase Price”) for the Property shall be an amount equal to $24,425,000, which amount shall be paid by Purchaser, as follows:

Section 2.2.1.  The parties acknowledge that Purchaser has previously delivered to LandAmerica Commercial Services, c/o Margaret Newton, 1099 18th Street, Suite 2850, Denver, CO 80202 (“Escrow Agent” or “Title Insurer”) an initial deposit of $260,000 (the “Initial Deposit”) by wire transfer of immediately available funds (“Good Funds”).  The Initial Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

Section 2.2.2.  Immediately upon execution of this Amendment, Purchaser shall deliver to Escrow Agent an additional deposit (the “Additional Deposit”) of $463,704 by wire by transfer of Good Funds.   The Additional Deposit shall be held and disbursed in accordance with the escrow provisions set forth in Section 2.3.

Section 2.2.3.   The balance of the Purchase Price for the Property shall be paid to and received by Escrow Agent by wire transfer of Good Funds no later than 12:00 p.m. (in the time zone in which Escrow Agent is located) on the Closing Date (or such earlier time as required by Seller’s lender).”

2.                  Feasibility Period.  Seller and Purchaser acknowledge that as of the Effective Date of this Amendment, the Feasibility Period as defined in Section 3.1 of the Contract is expired, Purchaser has waived all contingencies and the Deposit shall be non-refundable in accordance with Section 3.2 of the Contract.

3.                  Closing Date.  Section 5.1 of the Contract is hereby amended in its entirety to provide as follows:

“The Closing shall occur on or before December 12, 2008 at the time set forth in Section 2.2.3 (the "Closing Date") through an escrow with Escrow Agent, whereby the Seller, Purchaser and their attorneys need not be physically present at the Closing and may deliver documents by overnight air courier or other means.  Provided that Purchaser is not in default under the terms of this Contract, Purchaser shall be permitted a one-time extension of the Closing Date to December 29, 2008 by delivering written notice to Seller no later than December 8, 2008.”

4.                  Effectiveness of Contract.  As modified hereby, the Contract is hereby reinstated, ratified, confirmed and approved by the Purchaser and Seller in all respects, and shall remain in full force and effect in accordance with the terms and conditions thereof as hereby modified.

5.                  Counterparts.  This Amendment may be executed in multiple counterparts, and all such counterparts together shall be construed as one document.

6.                  Telecopied Signatures.  A counterpart of this Amendment signed by one party to this Amendment and telecopied to another party to this Amendment or its counsel (i) shall have the same effect as an original signed counterpart of this Amendment, and (ii) shall be conclusive proof, admissible in judicial proceedings, of such party’s execution of this Amendment.

[SIGNATURES COMMENCE ON THE FOLLOWING PAGE]

IN WITNESS WHEREOF, Seller and Purchaser have entered into this FIRST AMendment as of the date first above stated.

Seller:

CONSOLIDATED CAPITAL GROWTH FUND, a California limited partnership

By:             CONCAP EQUITIES, INC.,
a Delaware corporation,
its managing general partner

By:  /s/John Spiegleman
Name:  John Spiegleman
Title:  Senior Vice President

Purchaser:

THE EMBASSY GROUP LLC,

a New York limited liability company

By:  /s/David Williams

Name:  David Williams

Title:  Managing Member